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                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 13, 2001 relating to the consolidated financial statements of Answerthink, Inc., which appears in Answerthink, Inc.'s Annual Report on Form 10-K for the year ended December 29, 2000.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Miami, Florida
June 28, 2001